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                                                                    EXHIBIT 23.9

                              ACCOUNTANTS' CONSENT


As independent public accountants, we hereby consent to the use of our report and to the reference to our firm under the heading "Experts" in this registration statement.

                                          Arthur Andersen LLP
Minneapolis, Minnesota
June 2, 1997